                                   EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------

          Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date:  February 13, 2001

                         MAYFIELD IX
                         A Delaware Limited Partnership

                         By:  Mayfield IX Management, L.L.C.
                              Its General Partner

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Authorized Signatory


                         MAYFIELD IX MANAGEMENT, L.L.C.

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Authorized Signatory


                         MAYFIELD ASSOCIATES FUND IV
                         A Delaware Limited Partnership

                         By:  Mayfield IX Management, L.L.C.
                              Its General Partner

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Authorized Signatory


                         YOGEN K. DALAL

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         F. GIBSON MYERS, JR.

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         KEVIN A. FONG

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact

                              Page 20 of 40 pages.

                         WILLIAM D. UNGER

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         WENDELL G. VAN AUKEN, III

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         MICHAEL J. LEVINTHAL

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         A. GRANT HEIDRICH, III

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         RUSSELL C. HIRSCH

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         WENDE S. HUTTON

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                         ALLEN L. MORGAN

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Attorney In Fact


                             Page 21 of 40 pages.